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Exhibit 10.26



                            SUMMIT TECHNOLOGY, INC.
                                21 Hickory Drive
                         Waltham, Massachusetts  02541



                                October 1, 1998



Autonomous Technologies Corporation
2800 Discovery Drive
Orlando, Florida   32826

          Re:  Revolving Credit Line
               ---------------------

Gentlemen:

     This letter (the "Letter Agreement") sets forth our mutual understanding with respect to a revolving credit line to be provided by Summit Technology, Inc. ("Summit") to Autonomous Technologies Corporation ("Autonomous") in connection with the acquisition by Summit of all of the outstanding equity interests of Autonomous pursuant to an Agreement and Plan of Merger dated October 1, 1998 (the "Merger Agreement").

     Upon execution of the Merger Agreement by Summit and Autonomous, Summit will make available to Autonomous a maximum of $5,000,000 on a revolving borrowing basis. Amounts borrowed by Autonomous will be evidenced by a Revolving Promissory Note dated as of the date hereof in the principal face amount of $5,000.000. Autonomous may not borrow more than $1,500,000 in any calendar month. Autonomous will be required to make monthly payments of interest on the principal amount outstanding under the Revolving Promissory Note at a rate equal to 5.25%. Summit will extend credit to Autonomous until Autonomous has drawn a maximum of $5,000,000 or until June 30, 1999, whichever occurs first; provided that Summit's obligation shall cease when the Revolving Promissory Note shall have become immediately due and payable.

     This Letter Agreement and the Revolving Promissory Note set forth the entire understanding between the parties with respect to the maters set forth herein.

                              SUMMIT TECHNOLOGY, INC.



                              By           /s/ Robert J. Palmisano
                                 -------------------------------------------


Agreed and accepted:

AUTONOMOUS TECHNOLOGIES
 CORPORATION



By    /s/ Randy W. Frey
   -----------------------